HENDERSON GLOBAL FUNDS

                          HENDERSON EUROPEAN FOCUS FUND
                        HENDERSON GLOBAL TECHNOLOGY FUND
                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND
                         HENDERSON INCOME ADVANTAGE FUND

                       SUPPLEMENT DATED NOVEMBER 28, 2003
                                       TO
                       PROSPECTUS DATED NOVEMBER 28, 2003

Effective November 28, 2003, the following supplements the section entitled "Management of the Funds--Investment Adviser and Subadviser":

          Henderson Global Investors (North America) Inc. (the "Adviser"), 737 North Michigan Avenue, Suite 1950, Chicago IL, 60611, is the Fund's investment adviser. Henderson Investment Management Limited ("Henderson"), 4 Broadgate, London UK EC2M 2DA, is the subadviser for the European Focus Fund, Global Technology Fund and International Opportunities Fund. Currently, the Adviser and Henderson are indirect, wholly-owned subsidiaries of Henderson Global Investors (Holdings) plc, referred to, together with its affiliates, as "Henderson Global Investors" and Henderson Global Investors is an indirect, wholly-owned subsidiary of AMP Limited ("AMP"), an Australian financial services company.

          AMP announced "in principle" approvals by Australian and United Kingdom regulators of a proposed de-merger. Under the terms of the proposed de-merger, AMP will separate its business into two separate publicly traded companies: (1) HHG plc ("HHG") which will own AMP's United Kingdom business and (2) AMP, which will continue to own AMP's Australian and New Zealand businesses and an interest of approximately 15% in HHG. Shareholders of AMP will become shareholders of both AMP and HHG. After the de-merger, the Adviser and Henderson will become an indirect subsidiary of HHG. The proposed de-merger is expected to take place by the end of 2003. Consummation of the de-merger is subject to additional regulatory approvals, approval by AMP shareholders and any other necessary approvals.